UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 30, 2006

National Atlantic Holdings Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	000-51127	223316586
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Paragon Way, Freehold, New Jersey		07728
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	732-665-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 30, 2006, National Atlantic issued a press release announcing that it has appointed Douglas Wheeler as Vice President. This press release is attached.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Atlantic Holdings Corporation

January 31, 2006	By:	Frank J. Prudente

Name: Frank J. Prudente
Title: Executive Vice President - Corporate Finance and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued on January 30, 2006, announcing appointment of Douglas Wheeler as Vice President